                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         Hydromaid International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                          HYDROMAID INTERNATIONAL, INC.

                            1350 East Draper Parkway

                               Draper, Utah 84020

                                 PROXY STATEMENT

                                 April 19, 2001

                             ----------------------

                             SOLICITATION OF PROXIES

DATE, TIME, AND PLACE

     This Proxy Statement and the accompanying proxy/voting instruction form ("Proxy Form") are being mailed beginning on or about the date shown above, to holders of common shares (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of HYDROMAID INTERNATIONAL, INC., a Nevada corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting"), to be held May 19, 2001 at the Salt Palace Convention Center, 90 South West Temple, Salt Lake City, Utah 84101, telephone number (801) 521-2822, at 4:00 p.m. local time, or any adjournment thereof.

QUORUM AND VOTING

     Proxies are solicited to give all Stockholders of record at the close of business on April 12, 2001 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. This procedure is necessary because Stockholders live in various states and many may not be able to attend the Meeting. Shares of Common Stock (the "Shares") can be voted only if the Stockholder is present in person or is represented by proxy. The presence, in person or by proxy, of the holders of a majority of the total outstanding voting Shares is necessary to constitute a quorum at the Meeting.

     When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Form and broker non-votes are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

     As of the Record Date, there were 26,914,538 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting other than the election of Directors if any stockholders elect to vote by cumulative voting.

     No stockholder may cumulate votes in the election of directors unless the candidates' names have been placed in nomination prior to commencement of the voting and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate votes. If any stockholder has given such a notice, then every stockholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which that stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among any or all of the candidates, as the stockholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

SOLICITATION AND COST

     The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including the costs of preparing, printing, and mailing to the Stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the Directors, Officers, and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication.

REVOCABILITY OF PROXY

     If you wish to give your proxy to someone other than the persons designated by the Board of Directors, all names appearing on the enclosed Proxy Form must be crossed out and the name of another person or persons inserted. The signed Proxy Form must be presented at the Meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the Meeting by executing a later-dated proxy, by voting by ballot at the Meeting, or by filing a written revocation of your proxy with the Company before the Meeting.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As a matter of policy, proxies, ballots, and voting tabulations that identify individual Stockholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing Proxy Forms and tabulating the vote. The vote of any Stockholder is not disclosed except as may be necessary to meet legal requirements.

DOCUMENTS INCORPORATED BY REFERENCE

     The Company specifically incorporates the Financial Statements for the year ended December 31, 2000, filed as part of the 2000 Annual Report on Form 10-KSB in response to Item 13 of the 10-KSB (the "Annual Report"). The Annual Report and accompanying Financial Statements should have been enclosed in the mailing containing this Proxy Statement. If you did not receive a copy of the Annual Report and Financial Statements, please contact the Company and request that the information be sent to you. A copy of the 2000 Annual Report may be obtained from the Company without cost to the requesting Stockholder by contacting the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

     As of the Record Date for the Annual Meeting of Stockholders, the number of issued and outstanding shares of Common Stock totaled 26,914,538.

PRINCIPAL STOCKHOLDERS

     The following table sets forth information concerning the beneficial ownership of the Company's Shares as of December 31, 2000 for (i) each current Director and each nominee for Director (ii) each named executive officer of the Company as defined in 402(a)(2) of Regulation S-B of the Securities Act of 1933,
(iii) all persons known by the Company to beneficially own more than 5% of the Company's voting Shares, and (iv) all officers and Directors of the Company as a group. See also "Certain Relationships and Related Transactions" below.

                                                                                AMOUNT AND NATURE        PERCENTAGE OF
NAME                                          TITLE                             OF OWNERSHIP(1)(2)          CLASS(3)
-----------------------------------------     ----------------------------      -----------------        -------------
Culley W. Davis (4)                           CEO and Chairman                         530,923                1.9%
Family Legacy, Ltd. (5)                       Beneficial Owner                       3,325,524               12.4%
Mark S. Brewer (6)                            Vice President and Director              209,333                 *
John W. Nagel (7)                             CFO and Director                         118,334                 *
Bruce H. Haglund (8)                          Secretary and Director                   177,667                 *
J. Steven Young                               Director                                 170,000                 *
George Taylor Munroe (9)                      Beneficial Owner                       1,892,500                7.0%
Bart C. Warner (10)                           Beneficial Owner                       1,540,333                5.7%
All Directors and Executive Officers as a Group (11)                                 4,531,781               16.3%

-------------------

*    Less than one percent.

(1) Unless otherwise noted, the Company believes that all Shares are beneficially owned and that all persons named in the table or family members have sole voting and investment power with respect to all Shares owned by them. Unless otherwise indicated, the contact address of each individual is 1350 East Draper Parkway, Draper, Utah 84020.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options.

(3) Assumes 26,914,538 shares outstanding plus, for each individual, any securities that such individual has the right to acquire upon exercise of presently exercisable stock options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(4) Includes options to purchase 48,333 shares at an exercise price of $.25, 225,000 shares at an exercise price of $1.00, and 216,667 shares at an exercise price of $5.50.

(5) Family Legacy, Ltd. is a Utah limited partnership, the General Manager of which is Eagle Gate, LC for which Culley W. Davis serves as the Operating Manager.

(6) Includes options to purchase 100,000 shares at an exercise price of $.25, 16,666 shares at an exercise price of $1.00, 6,667 shares at an exercise price of $5.00, and 50,000 shares at an exercise price of $5.50.

(7) Includes options to purchase 26,667 shares at an exercise price of $.25, 25,000 shares at an exercise price of $1.00, 6,667 shares at an exercise price of $5.00, and 50,000 shares at an exercise price of $5.50.

(8) Includes options to purchase 66,667 shares at an exercise price of $.25, 25,000 shares at an exercise price of $1.00, and 50,000 shares at an exercise price of $5.50.

(9) George Taylor Munroe directly owns 20,500 shares. He acts as a Trustee for seven trusts that own the other 1,872,000 shares indicated. Mr. Munroe's address is 889 South Williams Street, Denver, Colorado 80209.

(10) Bart C. Warner directly owns 294,000 shares. He acts as a Trustee for three trusts that own the other 1,246,333 shares indicated. Mr. Warner's address is 2240 South 5370 West, West Valley City, Utah 84120.

(11) Includes options to purchase 241,667 shares at an exercise price of $.25, 491,667 shares at an exercise price of $1.00, 13,333 shares at an exercise price of $5.00, and 366,667 shares at an exercise price of $5.50.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 2000, the Company granted a total of 500,000 non-statutory stock options, outside of the Company's existing stock option plan to the following persons: Robert C. Gay, 200,000 options, a former director of the Company; Culley W. Davis, 225,000 options; Lester W.B. Moore, a consultant to the Company, 50,000 options; and Bruce H. Haglund, 25,000 options. All of the options granted are exercisable at $1.00 per share and expire 10 years after the date of grant.

     On November 8, 2000, the Company extended a $300,000 loan to Lighthouse Capital, Inc., which is solely owned by entities controlled by Culley W. Davis. The note pertaining thereto bears interest at the rate of 6.2 percent per annum and is payable on or before November 8, 2001.

     In October 2000, the Company entered into a month-to-month lease with Lighthouse Capital, Inc., which is solely owned by entities controlled by Culley
W. Davis. The monthly lease payment totals $9,200.

     John W. Nagel, the Company's Chief Financial Officer and a Director is the brother-in-law of the Company's legal counsel, Bruce H. Haglund, who also serves as a Director and the Secretary of the Company, and is a stockholder.

     Gibson, Haglund & Paulsen, the Company's attorneys, were paid approximately $150,000 and $230,000 in legal fees for services rendered during 2000 and 1999, respectively. Bruce H. Haglund, a Director, the Secretary, and stockholder of the Company, is a member of the law firm.

     On October 20, 1999, J. Steven Young was appointed as a Director of the Company. For his service as a Director and a consultant for a two-year period, the Company entered into an agreement with Mr. Young providing that the Company will compensate him by issuing a total of 300,000 shares of the Company's Common Stock. The Company issued 200,000 shares for the first year of service and recorded compensation expense of approximately $974,000 and $239,000 for the years ended December 31, 2000 and 1999, respectively. The additional 100,000 shares for the second year of service have not been issued as of the date of this Proxy Statement, and Mr. Young has agreed that the additional shares will be issued as he performs consulting services in the future.

     During 1999, Culley W. Davis, the Company's Chief Executive Officer, purchased 745,000 shares of the Company's private stock offering for $3,200,000 cash infusion.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16 (a) of the Securities Exchange Act requires the Company's officers, Directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors, and greater than 10% beneficial owners are required by Securities and Exchange Commission ("SEC") regulation to furnish the Company with copies of all Section 16 (a) forms they file. Officers of the Company did not file Form 4 regarding some shares acquired and options granted to them during 2000. Forms 4 and 5 were filed in 2001 regarding the transactions during 2000; accordingly, the Company believes all filing requirements applicable to its Officers, Directors, and greater than 10% beneficial owners have now been complied with.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, in accordance with corporate governance principles, the Board is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     The Board held three meetings during 2000. All Directors attended more than 75% of the Meetings held.

COMMITTEES OF THE BOARD

     During 1999, the Board of Directors established a number of committees, including a Finance Committee, an Audit Committee, and a Compensation Committee, each of which is briefly described below. Upon the election of Directors at the Meeting, the Committees will be reconstituted for the ensuing year.

     The Finance Committee was established to oversee Company expenditures and approve contracts entered into by the Company requiring the payment of $50,000 or more. The Committee consists of Culley W. Davis, John W. Nagel, and Mark S. Brewer.

     The Audit Committee was established to meet with management to consider the adequacy of the internal controls and the objectivity of financial reporting; the committee meets with the independent auditors and with appropriate Company financial personnel about these matters. The committee recommends to the Board of Directors the appointment of the independent auditors, subject to ratification by the Stockholders at the Annual Meeting. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. The committee consists of John W. Nagel, Mark S. Brewer, and Bruce H. Haglund.

     The Compensation Committee negotiates employment contracts, recommends to the Board of Directors compensation for officers, Directors, and employees, and administers management incentive compensation plans, including stock option plans. The committee consists of Culley W. Davis and Bruce H. Haglund. There is one vacancy on the Compensation Committee at this time.

COMPENSATION OF DIRECTORS

     The Company's policy is not to pay cash compensation to directors who are employees or consultants of the Company for their services as directors, but reimburses reasonable out-of-pocket expenses of directors for attendance at meetings. The Company has agreed to issue Mr. Young a total of 300,000 shares of the Company's Common Stock, 200,000 shares the first year of service and 100,000 shares the second year of service. See "Certain Relationships and Related Transactions" above. In 2000, all other Directors received options to purchase shares of Common Stock at $1.00 per share as reflected in the beneficial ownership table on page 3 hereof.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Nevada law. Such limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws permit such indemnification.

     At present, there is no pending litigation or proceeding involving any director, officer, employee, or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY FORM)

     The Bylaws of the Company provide for the Directors to number at least three and no more than seven. Five members of the Board of Directors are to be elected at the Meeting. The nominees selected by the Board of Directors are listed on the following pages. Stockholders have cumulative voting rights when voting for Directors; accordingly, any Stockholder may multiply the number of Shares he or she is entitled to vote by the number of Directors to be elected and allocate votes among the candidates in any manner provided such candidate was in nomination prior to the meeting. Stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

     The Board of Directors intends to vote proxies equally for the nominees unless otherwise instructed on the Proxy Form. If you do not wish your Shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the Proxy Form. If at the time of the Meeting one or more of the nominees have become unavailable to serve, Shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors.

     Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of April 1, 2001.

NOMINEES FOR ELECTION AS DIRECTORS

     The names, ages, and positions of the nominees for election as Directors are as follows:

     NAME                          AGE       POSITION WITH THE COMPANY          FIRST ELECTED
     ----                          ---       -------------------------          -------------
     Culley W. Davis                45       CEO, Chairman, Director                1998
     Bruce H. Haglund               49       Secretary, Director                    1998
     John W. Nagel                  60       CFO, Director                          1998
     Mark S. Brewer                 43       VP Marketing, Director                 1998
     J. Steven Young                39       Director                               1999

CULLEY W. DAVIS, DIRECTOR, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

     Culley W. Davis was a founder of Environmental Systems & Solutions, Inc. ("ESSI"), a predecessor of the Company. Since ESSI's inception in 1992, he held various positions including Chief Executive Officer, Chairman of the Board and Director, which positions he assumed in December 1998 when the Company acquired ESSI. Since 1992, Mr. Davis has also served as Chairman of the Board of Liquitek Enterprises, Inc. and its predecessor, Dancor, Inc. (jointly referred to "Liquitek"), whose stock is traded on the OTC Bulletin Board. He served as the Chief Executive Officer of Liquitek from 1992 until August 2000. From 1989 until 1992, Mr. Davis was President and Chief Executive Officer of Lubrication Research, Inc., a company engaged in the development and marketing of technology used in the automobile industry. During the period of 1984 until 1990, Mr. Davis founded and served as President of Vencor International, Inc., a developer of form-fitted, reusable, cloth diapers for medical and non-medical applications.

     In May, 1996, Mr. Davis entered into a stipulation for judgment and permanent injunction with the Department of Finance of the State of Idaho in connection with a complaint filed by the State of Idaho alleging that Mr. Davis violated provisions of the Idaho Securities Act. In accordance with the injunction, Mr. Davis paid a $50,000 fine to the state and was permanently enjoined from violating the Idaho Securities Act, from offering or selling unregistered securities in Idaho, and from transacting securities business in Idaho without applicable securities licenses.

BRUCE H. HAGLUND, DIRECTOR AND SECRETARY

     Bruce H. Haglund served as a Director and Secretary of ESSI from 1992 until December 1998 and has served in the same positions for the Company since December 1998. Mr. Haglund is a principal in the law firm of Gibson, Haglund & Paulsen, with offices in Orange County, California, and Sandy, Utah, where he has been engaged in the private practice of law since 1980. He is a member of the Board of Directors and the Secretary of Metalclad Corporation, a public company whose stock is traded on the Nasdaq Small Cap Market. Mr. Haglund is also the Secretary and a member of the Board of Directors of Aviation Distributors, Inc. and serves as the Secretary of Liquitek Enterprises, Inc., public companies whose stocks are traded on the OTC Bulletin Board. He is a graduate of the University of Utah College of Law.

JOHN W. NAGEL, DIRECTOR AND CHIEF FINANCIAL OFFICER

     John W. Nagel joined ESSI as its Chief Financial Officer and a member of the Board of Directors in October 1998, and has served in the same capacities with the Company since December 1998. He also currently serves as Chief Financial Officer of Liquitek Enterprises, Inc. Mr. Nagel served as Director of Finance for a network affiliate television station in New Orleans, Louisiana, from 1988 through 1998. During the period of 1983 to 1988, he was the operator and part owner of several franchised ice cream parlors. From 1980 to 1983, Mr. Nagel held positions in administration and management for The Nautilus Group, Inc., a private venture capital firm. From 1968 to 1980, Mr. Nagel worked for Arthur Andersen & Co. in numerous capacities related to consulting for the design and implementation of computer-based management information systems. He served as an officer in the U.S. Navy Supply Corps from 1962 to 1966. Mr. Nagel has an M.B.A. degree from Harvard University and a B.S. degree in accounting from The Ohio State University.

MARK S. BREWER, DIRECTOR AND VICE PRESIDENT, MARKETING

     Mark S. Brewer served as Vice President and a member of the Board of Directors of ESSI from 1997 and has continued in the same capacities with the Company since December 1998. Mr. Brewer also serves as President of Search International and Onkli, Incorporated. Search International was founded by Mr. Brewer in 1990 for the purpose of developing and marketing new products. He founded Onkli, Incorporated in 1991 for the purpose of creating and packaging consumer houseware products. In 1979, Mr. Brewer joined Advertising Professionals, a full service advertising agency which he acquired in 1989 and operated until 1996.

J. STEVEN YOUNG, DIRECTOR

     J. Steven Young has served as a Director of the Company since October 1999. Mr. Young holds the honor of the highest quarterback rating in National Football League ("NFL") history. Mr. Young was a member of the NFL from 1985 through 1999 and received numerous NFL and collegiate awards, including, but not limited to, Most Valuable Player of Super Bowl XXIX, Sports Illustrated and Sporting News' 1994, 1993 and 1992 Player of the Year, NFL's Most Valuable Player 1994 and 1992, a Consensus 1983 All-American and Heisman Trophy Winner Runner-up. Throughout his NFL history, Mr. Young provided marketing endorsements at various times for Nike, Sprint, VISA, Sun Microsystems, Power Bar, Pert Plus, National Dairy Association, Wheaties, and Advil. In 1993, Mr. Young established the Forever Young Foundation, an international, non-profit public charity, based in Los Altos, California, that provides funding for charitable organizations which encourage the development, security, strength, and spiritual vitality of the family. Mr. Young is currently a spokesperson for The Children's Miracle Network, NFL F.A.C.T., a national program promoting education for youth, and NFL P.L.A.Y. Football. In 1994, Mr. Young received his Juris Doctorate degree from Brigham Young University College of Law.

VOTE REQUIRED

     The five Director nominees receiving the highest number of votes will be elected. Management intends to vote "FOR" all of the Director nominees set forth above.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR THE BOARD OF DIRECTORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

EXECUTIVE OFFICERS

     The name and position of the Company's executive officers who are not also nominees for Directors are as follows:

PAUL A. KUJANPAA, VICE PRESIDENT, MANUFACTURING

     Mr. Kujanpaa has been Vice President of Manufacturing for ESSI and the Company since July 1998. From 1997 to 1998 he served as Senior Manager of Order Fulfillment and Logistics for Haworth, Inc. From 1994 until 1997 Mr. Kujanpaa was a Management Consulting Manager for Grant Thornton LLP, the country's seventh largest accounting and management consulting firm. During the period of 1991 to 1993 he held the position of Senior Management Consultant for Booz, Allen & Hamilton, an international management consulting firm ranked among the top five in the world. From 1989 until 1991, Mr. Kujanpaa worked as Management Consultant for A.T. Kearney Incorporated, an international management consulting firm based in Chicago, Illinois. During the period of 1988 to 1989, Mr. Kujanpaa was a partner of and Engineer Consultant for Metz and Associates Incorporated, a manufacturing engineering consulting firm that was sold to A.T. Kearney Incorporated in 1989. From 1986 to 1988 he held the position of Manufacturing Engineering Consultant for Ingersoll Engineers Incorporated of Rockford, Illinois. Mr. Kujanpaa received his B.S. in Manufacturing Engineering from Brigham Young University.

RONALD M. TURNER, VICE PRESIDENT, SALES

     Ronald M. Turner joined the Company as National Sales Director in late 1999 and was promoted to Vice President, Sales in October 2000. Mr. Turner, a Certified Marketing Executive, came to the Company from the position of Executive Director of Sales and Marketing Executives of Madison, Inc., a position he held for eight years. He spent the previous 28 years in sales management with the American Breeders Service where he consistently exceeded his annual sales goals. Mr. Turner studied sales management and marketing at Syracuse University and holds a B.S. degree from Utah State University.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 2 ON PROXY FORM)

GENERAL

     In conjunction with a merger and reorganization of ESSI and the Company, the Company changed auditors in January 1999. The Company's former accountants, Jones, Jensen & Co., were dismissed effective January 26, 1999, and Squar, Milner, Reehl & Williamson, LLP ("Squar Milner"), were appointed as the Company's principal accountants. There were no disagreements with the former accountants and are no disagreements with the current accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. At a meeting on March 23, 2001, the Board of Directors unanimously approved the recommendation of the Audit Committee for the appointment of Squar Milner to audit the financial statements of the Company for 2001. This selection is subject to ratification or rejection by the Stockholders.

     Squar Milner has no financial interest in the Company. A representative of Squar Milner is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

     Squar Milner performed various audit and other services for the Company during 2000. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, internal control reviews required by certain contractual agreements or requested by the Company's management, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

AUDIT FEES

     Following is a summary of the 2000 fees paid to Squar Milner for the audit of the Company's December 31, 1999 financial statements and reviews of quarterly reports filed with the SEC in 2000:

                                                       ALL OTHER
                                                  ----------------------
   PAYMENTS IN            ANNUAL                   AUDIT-     NON-AUDIT-       TOTAL
   YEAR ENDED             AUDIT           TAX     RELATED      RELATED       ALL OTHER     TOTAL
   -----------            ------          ---     -------     ----------     ---------     -----
December 31, 2000        $60,185        $2,941     $1,000       $-0-           $1,000     $64,126

     The Company has accrued approximately $40,000 through March 31, 2001 for the audit of the December 31, 2000 financial statements by Squar Milner, and the Company is current in the payment of fees due the auditors.

ALL OTHER FEES

     The Company paid fees of approximately $1,000 to Squar Milner for all other services provided by it during 2000, including audit-related services of $1,000. No fees were paid for non-audit services.

REPORT OF THE AUDIT COMMITTEE

     The Board of Directors of the Company has appointed an Audit Committee composed of three directors, Messrs. Nagel, Brewer, and Haglund.

     The Board of Directors has adopted a written charter for the Audit Committee. A copy of that Charter is included as Exhibit "A" to this Proxy Statement. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles. The Audit Committee met four times in 2000.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management and with Squar Milner, the Company's independent auditors for 2000.

     The Audit Committee has discussed with Squar Milner the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has received from Squar Milner the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Squar Milner's independence with them, and has considered the compatibility of non-audit services with the auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.


                                        The Audit Committee

                                        John W. Nagel, Chairman
                                        Mark S. Brewer
                                        Bruce H. Haglund

USE OF THE REPORT OF THE AUDIT COMMITTEE AND AUDIT COMMITTEE CHARTER

     In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

VOTE REQUIRED

     Ratification of the appointment of auditors requires a majority of the votes cast thereon. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee. The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to ratify the auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AUDITORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                        REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation programs are designed to link executives' compensation to the performance of the Company. The annual salary paid to executives over the past three years reflect fixed amounts that are deemed competitive for executives with comparable ability and experience in the industry.

COMPENSATION OF OFFICERS

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated to the Company's Chief Executive Officer and all officers whose compensation exceeded $100,000 for the year. Management of the Company was completely replaced in conjunction with the reorganization between the Company and ESSI.

SUMMARY COMPENSATION TABLE



                                            ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                                   ---------------------------------------    -----------------------------------------
                                                                 OTHER                 AWARDS                 PAYOUTS
                                                                 ANNUAL       -----------------------       -----------
NAME AND                                                         COMPEN-      RESTRICTED     OPTIONS/         LTIP           ALL
PRINCIPAL POSITION       YEAR      SALARY ($)     BONUS ($)     SATION ($)    STOCK ($)      SARS (#)       PAYOUTS ($)    OTHER (1)
------------------       ----      ----------     ---------     ----------    ----------     --------       -----------    ---------
Culley W. Davis,         2000        240,000          --            --            --         225,000(3)         --            --
  Chairman,              1999        115,845          --            --            --         300,000(4)         --            --
  CEO (1)                1998         95,000          --            --            --             --             --            --
Ronald L. LaFord,        2000        120,000          --            --            --             --             --            --
  President (1)(2)       1999         96,000          --            --            --          60,000(5)         --            --
                         1998         96,000          --            --            --             --             --            --


-------------------

(1) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment. The value of such benefits cannot be precisely determined; however, the executive Officers named above did not receive other compensation in excess of the lesser of $50,000 or 10% of such Officers' cash compensation.

(2)  Mr. LaFord's services as President were terminated as of January 1, 2001.

(3) In December 2000, Mr. Davis was granted a non-statutory stock option to purchase 225,000 shares of common stock in the Company at $1.00 per share that expires on December 31, 2010.

(4) In September 1999, Mr. Davis was granted stock options to purchase 300,000 shares of common stock of the Company exercisable at $5.50 per share, which vest in three equal installments on January 1, 2000, 2001, and 2002. Of the 300,000 options, 50,000 expire ten years from the date of grant and 250,000 expire five years from the date of grant.

(5) In September 1999, Mr. LaFord was granted stock options to purchase 60,000 shares of common stock in the Company, of which 50,000 are exercisable at $5.50 per share and 10,000 are exercisable at $5.00 per share, all of which vest in three equal installments on January 1, 2000, 2001, and 2002, and all of which expire ten years from the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR--INDIVIDUAL GRANTS

     The following table sets forth the number of options granted to each of the named executive officers of the Company:

                     NUMBER OF      % OF TOTAL
                    SECURITIES        OPTIONS
                    UNDERLYING      GRANTED TO
                     OPTIONS       EMPLOYEES IN        EXERCISE OR BASE    EXPIRATION
     NAME           GRANTED (#)    FISCAL YEAR(1)        PRICE ($/SH)         DATE
     ----           -----------    --------------      ----------------    ----------
Culley W. Davis       225,000          47.6%                $1.00          12/31/2010

-------------------

(1)  An aggregate of 472,500 options were granted to employees during 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth the number of options, both exercisable and unexercisable, held by each of the named executive officers of the Company and the value of any in-the-money options at December 31, 2000 (assuming a market value of $1.00 on December 31, 2000):

                                                                             VALUE OF
                                                  NUMBER OF                UNEXERCISED
                     SHARES                  UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                    ACQUIRED                 AT FISCAL YEAR-END        AT FISCAL YEAR-END
                      UPON        VALUE         EXERCISABLE/              EXERCISABLE/
      NAME          EXERCISE     REALIZED       UNEXERCISABLE             UNEXERCISABLE
      ----          --------     --------    -------------------      -------------------
Culley W. Davis       -0-           -0-         382,500/215,000         $18,125/$36,250
Ronald L. LaFord     33,333       $41,667           -0-/66,667             $-0-/$50,000

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in next year's proxy statement should be sent via certified mail-return receipt requested to Bruce H. Haglund, Secretary, Jamboree Center, 2 Park Plaza, Suite 450, Irvine, California 92614 and must be received by February 28, 2002.

                         MISCELLANEOUS AND OTHER MATTERS

     Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

DOCUMENTS INCORPORATED BY REFERENCE

     The Company specifically incorporates the Financial Statements for the year ended December 31, 2000, filed as part of the 2000 Annual Report on Form 10-KSB in response to Item 13 of the 10-KSB. The Annual Report and attached Financial Statements should have been enclosed in the mailing containing this Proxy Statement.

     A copy of the Company's current Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto but without other exhibits, is being mailed to each Stockholder together with this Proxy Statement. Additional copies may be obtained by Stockholders without charge by writing to: HydroMaid International, Inc., 1350 East Draper Parkway, Draper, Utah 84020. Copies of any exhibits to the Annual Report, specifically listed in the Annual Report, may be obtained by Stockholders with a charge equal to the Company's cost to copy and send any requested exhibit.

                                   EXHIBIT "A"

                          HYDROMAID INTERNATIONAL, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors ("Board") for HYDROMAID INTERNATIONAL, INC., a Nevada corporation ("Corporation"), to be known as the Audit Committee ("Committee"). At such time as required by Nasdaq-listing requirements, the Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member.

The Committee shall be comprised of three (3) or more directors as determined by the Board. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

PURPOSE

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. It shall be the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Corporation. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's business conduct guidelines.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent accountants and financial management of the corporation.

     o Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board.

                                   EXHIBIT "A"

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

MEETINGS

The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its chair should meet with the independent accountants and management annually to review the Corporation's financials in accordance with Section IV(3) below.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

     DOCUMENTS/REPORTS REVIEW

1. REVIEW AND UPDATE THIS CHARTER PERIODICALLY (AT LEAST ANNUALLY) AS CONDITIONS DICTATE.

2. REVIEW THE CORPORATION'S ANNUAL FINANCIAL STATEMENTS AND ANY REPORTS OR OTHER FINANCIAL INFORMATION SUBMITTED TO ANY GOVERNMENTAL BODY, OR THE PUBLIC, INCLUDING ANY CERTIFICATION, REPORT, OPINION, OR REVIEW RENDERED BY THE INDEPENDENT ACCOUNTANTS.

3. REVIEW WITH FINANCIAL MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS, THE ANNUAL REPORT ON FORM 10-K PRIOR TO ITS FILING OR PRIOR TO THE RELEASE OF EARNINGS. THE CHAIRMAN OF THE COMMITTEE MAY REPRESENT THE ENTIRE COMMITTEE FOR PURPOSES OF THIS REVIEW.

4. ISSUE ANNUALLY A REPORT TO BE INCLUDED IN THE CORPORATION'S PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

5. DISCUSS WITH MANAGEMENT AND/OR THE CORPORATION'S GENERAL COUNSEL ANY LEGAL MATTERS (INCLUDING THE STATUS OF PENDING LITIGATION) THAT MAY HAVE A MATERIAL IMPACT ON THE CORPORATION'S FINANCIAL STATEMENTS, AND ANY MATERIAL REPORTS OR INQUIRES FROM REGULATORY OR GOVERNMENTAL AGENCIES.

     INDEPENDENT ACCOUNTANTS

1. RECOMMEND TO THE BOARD THE SELECTION OF THE INDEPENDENT ACCOUNTANTS, CONSIDERING INDEPENDENCE AND EFFECTIVENESS AND APPROVE THE FEES AND OTHER COMPENSATION TO BE PAID TO THE INDEPENDENT ACCOUNTANTS. ON AN ANNUAL BASIS, THE COMMITTEE SHOULD REVIEW AND DISCUSS WITH THE ACCOUNTANTS ALL SIGNIFICANT RELATIONSHIPS THE ACCOUNTANTS HAVE WITH THE CORPORATION TO DETERMINE THE ACCOUNTANTS' INDEPENDENCE. THE COMMITTEE SHALL BE RESPONSIBLE FOR OBTAINING A FORMAL WRITTEN STATEMENT FROM THE INDEPENDENT ACCOUNTANTS DELINEATING ALL RELATIONSHIPS BETWEEN THE ACCOUNTANTS AND THE CORPORATION CONSISTENT WITH INDEPENDENCE STANDARDS BOARD STANDARD 1.

2. REVIEW THE PERFORMANCE OF THE INDEPENDENT ACCOUNTANTS AND APPROVE ANY PROPOSED DISCHARGE OF THE INDEPENDENT ACCOUNTANTS WHEN CIRCUMSTANCES WARRANT.

3. PERIODICALLY CONSULT WITH THE INDEPENDENT ACCOUNTANTS OUT OF THE PRESENCE OF FINANCIAL MANAGEMENT ABOUT INTERNAL CONTROLS AND THE FULLNESS AND ACCURACY OF THE CORPORATION'S FINANCIAL STATEMENTS.

     FINANCIAL REPORTING PROCESSES

1. IN CONSULTATION WITH THE INDEPENDENT ACCOUNTANTS AND THE FINANCIAL MANAGEMENT, REVIEW THE INTEGRITY OF THE CORPORATION'S FINANCIAL REPORTING PROCESSES, BOTH INTERNAL AND EXTERNAL.

2. CONSIDER THE INDEPENDENT ACCOUNTANTS' JUDGMENTS ABOUT THE QUALITY AND APPROPRIATENESS OF THE CORPORATION'S ACCOUNTING PRINCIPLES AS APPLIED IN ITS FINANCIAL REPORTING.

3. CONSIDER AND APPROVE, IF APPROPRIATE, MAJOR CHANGES TO THE CORPORATION'S AUDITING AND ACCOUNTING PRINCIPLES AND PRACTICES AS SUGGESTED BY THE INDEPENDENT ACCOUNTANTS, OR FINANCIAL MANAGEMENT.

     PROCESS IMPROVEMENT

1. ESTABLISH REGULAR AND SEPARATE SYSTEMS OF REPORTING TO THE COMMITTEE BY EACH OF FINANCIAL MANAGEMENT, AND THE INDEPENDENT ACCOUNTANTS REGARDING ANY SIGNIFICANT JUDGMENTS MADE IN FINANCIAL MANAGEMENT'S PREPARATION OF THE FINANCIAL STATEMENTS AND THE VIEW OF EACH AS TO APPROPRIATENESS OF SUCH JUDGMENTS.

                                   EXHIBIT "A"

2. FOLLOWING COMPLETION OF THE ANNUAL AUDIT, REVIEW SEPARATELY WITH EACH OF FINANCIAL MANAGEMENT, AND THE INDEPENDENT ACCOUNTANTS, ANY SIGNIFICANT DIFFICULTIES ENCOUNTERED DURING THE COURSE OF THE AUDIT, INCLUDING ANY RESTRICTIONS ON THE SCOPE OF WORK OR ACCESS TO REQUIRED INFORMATION.

3. REVIEW ANY SIGNIFICANT DISAGREEMENT AMONG FINANCIAL MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS IN CONNECTION WITH THE PREPARATION OF THE FINANCIAL STATEMENTS.

4. REVIEW WITH THE INDEPENDENT ACCOUNTANTS AND FINANCIAL MANAGEMENT THE EXTENT TO WHICH CHANGES OR IMPROVEMENTS IN FINANCIAL OR ACCOUNTING PRACTICES, AS APPROVED BY THE COMMITTEE, HAVE BEEN IMPLEMENTED; PROVIDED SUCH REVIEW SHALL BE CONDUCTED AT AN APPROPRIATE TIME SUBSEQUENT TO IMPLEMENTATION OF CHANGES OR IMPROVEMENTS, AS DECIDED BY THE COMMITTEE.

     COMPLIANCE

1. REVIEW ACTIVITIES, ORGANIZATIONAL STRUCTURE, AND QUALIFICATIONS OF FINANCIAL MANAGEMENT OF THE CORPORATION.

2. PERFORM ANY OTHER ACTIVITIES CONSISTENT WITH THIS CHARTER, THE CORPORATION'S BY-LAWS AND GOVERNING LAW, AS THE COMMITTEE OR THE BOARD DEEM NECESSARY OR APPROPRIATE.



                                   EXHIBIT "A"

                          HYDROMAID INTERNATIONAL, INC.

    PROXY FORM FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2001

     The undersigned hereby constitutes and appoints Culley W. Davis and Bruce
H. Haglund, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock, par value $.001, of HYDROMAID INTERNATIONAL, INC. (the "Company"), standing in the name of the undersigned at the close of business on April 12, 2000, at the Annual Meeting of Stockholders to be held May 19, 2001, and at any and all adjournments and postponements thereof, to vote:

1.   Election of Directors:

                                       FOR all nominees listed below
                                  ---  (Except as marked to the contrary below)

                                       WITHHOLD AUTHORITY (Circle nominees for
                                  ---  whom voting authority is to be withheld.)

     CULLEY W. DAVIS               BRUCE H. HAGLUND              MARK S. BREWER

     JOHN W. NAGEL                 J. STEVEN YOUNG

2. To consider and ratify the appointment of SQUAR, MILNER, REEHL & WILLIAMSON, LLP as independent auditors of the Company for the fiscal year ending December 31, 2001:

              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---

3. In their discretion, the Board of Directors is authorized to vote this Proxy upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are made, this Proxy will be voted FOR the election of all of the director nominees named above and FOR approval of Proposal 2 if necessary.


                                        DATED: _______________________, 2001


                                        ------------------------------------
                                        (Signature)

                                        ------------------------------------
                                        (Signature, if held jointly)


IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, and trustees should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                 Please mark, sign, date, and return promptly.

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF HYDROMAID INTERNATIONAL, INC.